SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	333-163797	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 23, 2010, Fairmount Bancorp, Inc. (the “Company”), the proposed holding company for Fairmount Bank (the “Bank”), announced that the Company and the Bank have received conditional regulatory approval to commence the Bank’s conversion from the mutual to stock form of organization and the Company’s related stock offering.

A copy of the press release dated April 23, 2010, is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

Dated: April 23, 2010	By:	/S/ JOSEPH M. SOLOMON
Joseph M. Solomon
President and Chief Executive Officer